                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1996



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



                                    Maryland
                            (State of Incorporation)


        1-11918                                                 94-3175659
(Commission File Number)                               (IRS Employer Id. Number)



  Four Embarcadero Center, Suite 3150
          San Francisco, CA                                             94111
(Address of principal executive offices)                              (Zip Code)



                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Included in this Current Report on Form 8-K are the audited financial statements of TriNet Corporate Realty Trust, Inc. for the year ended December 31, 1996.

Item 7.  Financial Statements and Exhibits


         Audited Financial Statements

                  The audited consolidated financial statements and financial statement schedule of TriNet Corporate Realty Trust, Inc. as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 are included on pages F-1 to F-24.


                   Exhibits

                    23.1    Consent of Independent Accountants
                    27      Financial Data Schedule

                          INDEX TO FINANCIAL STATEMENTS



Report of Independent Accountants                                            F-2


Consolidated Balance Sheets as of December 31, 1996
   and 1995                                                                  F-3


Consolidated Statements of Operations for the Years
   Ended December 31, 1996, 1995, and 1994                                   F-4


Consolidated Statements of Changes in Stockholders'
   Equity for the Years Ended December 31, 1996, 1995 and 1994               F-5


Consolidated Statements of Cash Flows for the Years
   Ended December 31, 1996, 1995 and 1994                                    F-6


Notes to Consolidated Financial Statements                                   F-7


Schedule III - Real Estate and Accumulated Depreciation                     F-19


Notes to Schedule III                                                       F-24

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of TriNet Corporate Realty Trust, Inc.:


         We have audited the consolidated balance sheets and the financial statement schedule of TriNet Corporate Realty Trust, Inc. and its subsidiaries (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.



                                                        COOPERS & LYBRAND L.L.P.



         San Francisco, California
         January 24, 1997

                       TRINET CORPORATE REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                 (in thousands, except share and per share data)

                                -----------------



                                                                                          December 31,
                                                                                 ---------------------------
                                                                                    1996              1995
                                                                                 ---------         ---------
         ASSETS
Real estate:
         Land                                                                    $ 120,084         $  95,748
         Depreciable property                                                      577,433           442,969
                                                                                 ---------         ---------
                                                                                   697,517           538,717
         Less accumulated depreciation                                             (36,360)          (30,260)
                                                                                 ---------         ---------
                                                                                   661,157           508,457
         Investment in joint venture                                                 6,812                --
                                                                                 ---------         ---------
              Total real estate                                                    667,969           508,457
Cash and cash equivalents                                                            4,984             9,376
Restricted cash and investments                                                      4,759            12,242
Deferred rent receivable                                                            14,268            11,456
Interest rate protection agreements and loan costs, net                             13,870            16,312
Other assets, net                                                                    2,388             1,884
                                                                                 ---------         ---------
                                                                                 $ 708,238         $ 559,727
                                                                                 =========         =========

         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
         Debt                                                                    $ 306,931         $ 244,750
         Dividends payable                                                           8,799             8,582
         Other liabilities                                                          26,460            17,055
                                                                                 ---------         ---------
               Total liabilities                                                   342,190           270,387
                                                                                 ---------         ---------
Commitments and contingencies
Stockholders' equity:
         Preferred stock, $.01 par value, 10,000,000 shares authorized:
               Series A: 2,000,000 shares issued and outstanding
                    at December 31, 1996
                    (aggregate liquidation preference $50,000)                          20                --
               Series B: 1,300,000 shares issued and outstanding
                    at December 31, 1996
                    (aggregate liquidation preference $32,500)                          13                --
         Common stock, $.01 par value, 40,000,000 shares authorized:
               13,966,667 and 13,841,667 shares issued and outstanding
               at December 31, 1996 and 1995, respectively                             139               138
         Paid-in-capital                                                           394,852           312,904
         Accumulated deficit                                                       (28,976)          (23,702)
                                                                                 ---------         ---------
              Total stockholders' equity                                           366,048           289,340
                                                                                 ---------         ---------
                                                                                 $ 708,238         $ 559,727
                                                                                 =========         =========

                     The accompanying notes are an integral
                       part of these financial statements.

                       TRINET CORPORATE REALTY TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands, except share and per share data)

                                -----------------



                                                                            Year Ended December 31,
                                                            ------------------------------------------------------

                                                                1996                 1995                 1994
                                                            ------------         ------------         ------------

Revenues:
     Rent                                                   $     75,252         $     56,199         $     35,020
     Joint venture income                                            455                   --                   --
     Other                                                         1,117                  693                  452
                                                            ------------         ------------         ------------
             Total revenues                                       76,824               56,892               35,472


Expenses:
     Property operating costs                                      2,867                1,275                  804
     General and administrative                                    5,196                3,892                2,558
     Interest                                                     20,768               17,329                6,726
     Depreciation                                                 13,479               10,546                6,531
     Amortization                                                  2,879                3,616                2,941
     Provision for portfolio repositioning                         6,800                   --                   --
                                                            ------------         ------------         ------------
     Income before gain on sale
        of real estate and extraordinary items                    24,835               20,234               15,912

     Gain on sale of real estate                                   6,807                   --                   --
                                                            ------------         ------------         ------------
     Income before extraordinary items                            31,642               20,234               15,912
     Extraordinary gain from
        casualty loss                                              3,178                   --                   --
     Extraordinary charge from early
        extinguishment of debt                                    (2,191)              (9,561)                  --
                                                            ------------         ------------         ------------

             Net income                                           32,629               10,673               15,912

             Preferred dividend requirement                       (3,646)                  --                   --
                                                            ------------         ------------         ------------

             Earnings available to common shares            $     28,983         $     10,673         $     15,912
                                                            ============         ============         ============

Per common share:
     Income available before extraordinary items,
          net of preferred dividend requirement             $       2.02         $       1.80         $       1.84
     Extraordinary gain                                             0.23                   --                   --
     Extraordinary charge                                          (0.16)               (0.85)                  --
                                                            ------------         ------------         ------------
     Earnings available                                     $       2.09         $       0.95         $       1.84
                                                            ============         ============         ============

Weighted average number of common shares outstanding          13,864,116           11,219,201            8,646,948
                                                            ============         ============         ============

Dividends declared per common share                         $       2.49         $       2.45         $       2.38
                                                            ============         ============         ============

                     The accompanying notes are an integral
                       part of these financial statements.

                       TRINET CORPORATE REALTY TRUST, INC.
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                  Years ended December 31, 1996, 1995 and 1994
                                 (in thousands)

                                -----------------





                                         Preferred Stock           Common Stock                                    Total
                                     ----------------------   ----------------------    Paid-In    Accumulated  Stockholders'
                                      Issued       Amount       Issued       Amount     Capital      Deficit       Equity
                                     ---------    ---------   ---------    ---------   ---------    ---------     ---------

Balance, December 31, 1993                  --    $      --       6,240    $      62   $ 110,497    $  (1,611)    $ 108,948
     Issuance of common stock,
          net of issuance costs             --           --       2,990           30      81,768           --        81,798
     Exercise of common
          stock options                     --           --          12           --         283           --           283
     Net income                             --           --          --           --          --       15,912        15,912
     Common stock
          dividends declared                --           --          --           --          --      (20,254)      (20,254)
                                     ---------    ---------   ---------    ---------   ---------    ---------     ---------
Balance, December 31, 1994                  --           --       9,242           92     192,548       (5,953)      186,687
     Issuance of common stock,
          net of issuance costs             --           --       4,600           46     120,356           --       120,402
     Net income                             --           --          --           --          --       10,673        10,673
     Common stock
          dividends declared                --           --          --           --          --      (28,422)      (28,422)
                                     ---------    ---------   ---------    ---------   ---------    ---------     ---------
Balance, December 31, 1995                  --           --      13,842          138     312,904      (23,702)      289,340
     Issuance of preferred stock,
          net of issuance costs          3,300           33          --           --      78,733           --        78,766
     Exercise of common
          stock options                     --           --         125            1       3,215           --         3,216
     Net income                             --           --          --           --          --       32,629        32,629
     Common stock
          dividends declared                --           --          --           --          --      (34,577)      (34,577)
     Preferred stock
          dividends declared                --           --          --           --          --       (3,326)       (3,326)
                                     ---------    ---------   ---------    ---------   ---------    ---------     ---------
Balance, December 31, 1996               3,300    $      33      13,967    $     139   $ 394,852    $ (28,976)    $ 366,048
                                     =========    =========   =========    =========   =========    =========     =========

                     The accompanying notes are an integral
                       part of these financial statements.

                       TRINET CORPORATE REALTY TRUST, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                -----------------


                                                                                          Year Ended December 31,
                                                                             ---------------------------------------------
                                                                                1996              1995              1994
                                                                             ---------         ---------         ---------

Cash flows from operating activities:
        Net income                                                           $  32,629         $  10,673         $  15,912
        Noncash income and expenses included in net income:
             Extraordinary charge from early extinguishment of debt              1,785             5,845                --
             Extraordinary gain from casualty loss                              (3,178)               --                --
             Depreciation and amortization                                      16,358            14,162             9,472
             Straight line rent adjustments                                     (4,824)           (4,226)           (2,917)
             Gain on sale of real estate                                        (6,807)               --                --
             Provision for portfolio repositioning                               6,800                --                --
             Joint venture income                                                 (455)               --                --
        Cash provided by (used for) operating assets and liabilities:
             Other assets                                                         (402)             (220)             (693)
             Other liabilities                                                   4,777            12,554             2,757
                                                                             ---------         ---------         ---------
                    Net cash provided by operating activities                   46,683            38,788            24,531
                                                                             ---------         ---------         ---------

Cash flows from investing activities:
        Real estate acquisitions                                              (228,962)         (160,389)         (155,873)
        Proceeds from disposal of real estate                                   66,751                --                --
        Cash distributions from unconsolidated joint venture                       193                --                --
        Other capital expenditures                                                (682)           (1,085)             (479)
                                                                             ---------         ---------         ---------

                    Net cash used in investing activities                     (162,700)         (161,474)         (156,352)
                                                                             ---------         ---------         ---------

Cash flows from financing activities:
        Acquisition Facility borrowings                                        288,511           156,800                --
        Acquisition Facility payments                                         (263,311)          (79,800)               --
        Mortgage note proceeds                                                      --           114,912           232,515
        Mortgage note principal payments                                      (112,737)         (151,577)         (143,012)
        Proceeds from issuance of common stock                                   3,216           120,402            82,081
        Proceeds from senior unsecured debt offering                           149,691                --                --
        Proceeds from issuance of preferred stock                               78,766                --                --
        Preferred stock dividends paid                                          (3,326)               --                --
        Common stock dividends paid                                            (34,360)          (25,478)          (18,111)
        Decrease (increase) in restricted cash and investments                   7,483            (8,095)             (647)
        Increase in interest rate protection agreements,
            loan costs, and other assets                                        (2,308)           (4,413)          (14,763)
                                                                             ---------         ---------         ---------
                    Net cash provided by financing activities                  111,625           122,751           138,063
                                                                             ---------         ---------         ---------

(Decrease) increase in cash and cash equivalents                                (4,392)               65             6,242
Cash and cash equivalents, at beginning of period                                9,376             9,311             3,069
                                                                             ---------         ---------         ---------

Cash and cash equivalents, at end of period                                  $   4,984         $   9,376         $   9,311
                                                                             =========         =========         =========

Supplemental information:
Cash paid during the year for interest                                       $  19,932         $  17,276         $   5,891
                                                                             =========         =========         =========

                     The accompanying notes are an integral
                       part of these financial statements.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



     1.   COMPANY BACKGROUND:



         Public Stock Offerings and Corporate Reorganization:

                  TriNet Corporate Realty Trust, Inc. (the "Company" or "TriNet") was incorporated in the state of Maryland on March 4, 1993, and commenced operations effective with the completion of the Company's initial public offering of its common stock (the "Initial Offering") on June 3, 1993. In connection with the Initial Offering, the Company engaged in various transactions, including the transfer of 42 properties from the predecessor partnerships (the "Predecessor Partnerships Properties") and the transfer of the purchase/leaseback and net lease real estate business operations of The Shidler Group (the "Reorganization").

                  During 1995 and 1994, in three separate follow-on public offerings (the "Follow-on Offerings"), the Company issued 7,590,000 aggregate shares of common stock at prices ranging from $27.50 to $29.25 generating proceeds (net of underwriters' discount and other offering costs) of $202.2 million. The proceeds from the Follow-on Offerings were used for debt repayments, real estate acquisitions and general working capital.

                  On June 19, 1996, the Company completed a public offering of 2,000,000 shares of 9.375% Series A Preferred Stock (the "Series A Preferred Stock") which generated proceeds of $47.7 million (net of underwriters' discount and other offering expenses). Dividends on the Series A Preferred Stock are payable quarterly in arrears at the rate of 9.375% per annum of the $25 per share liquidation preference (equivalent to a fixed annual rate of $2.34375 per share) in March, June, September, and December. The Series A Preferred Stock is not redeemable prior to June 15, 2001. The Series A Preferred Stock has no stated maturity and is not subject to any sinking fund or mandatory redemption.

                  On August 13, 1996, the Company completed a public offering of 1,300,000 shares of 9.20% Series B Preferred Stock (the "Series B Preferred Stock") which generated proceeds of $31.1 million (net of underwriters' discount and other offering expenses). Dividends on the Series B Preferred Stock are payable quarterly in arrears at the rate of 9.20% per annum of the $25 per share liquidation preference (equivalent to a fixed annual rate of $2.30 per share) in March, June, September, and December. The Series B Preferred Stock is not redeemable prior to August 15, 2001. The Series B Preferred Stock has no stated maturity and is not subject to any sinking fund or mandatory redemption.

         Business:

                  TriNet Corporate Realty Trust, Inc. is a real estate investment trust ("REIT") which acquires, owns and manages predominantly office and industrial properties leased to major corporations nationwide, including corporate headquarters and strategically important distribution facilities. As of December 31, 1996, TriNet's portfolio consisted of 79 properties, including four properties held in the TriNet Sunnyvale Partnership, located in 23 states. All of the properties are 100% leased by a diverse group of U.S. corporations.



     2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:



         Principles of Consolidation and Basis of Presentation:

                  The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary corporations and partnerships. All significant intercompany balances and transactions have been eliminated in consolidation.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         Revenue Recognition:

                  Rental income is recognized on a straight-line method of accounting and, accordingly, contractual rent payment increases are recognized evenly over the lease term. The difference between recognized rental income and actual rental cash receipts is recorded as deferred rent receivable on the balance sheet.

         Real Estate:

                  Real estate is recorded at cost, except for the 42 Predecessor Partnerships Properties, which have been accounted for as a reorganization of entities under common control; therefore, the Predecessor Partnerships Properties have been reported at the historical cost of the previous owners. Depreciation is computed using the straight-line method of cost recovery over estimated useful lives ranging from 31.5 to 40 years for buildings and improvements and 7 to 12 years for furniture and equipment.

         Investment in Real Estate Joint Ventures:

                  Investments in real estate joint ventures are accounted for on the equity method.

         Financial Instruments:

                  The Company enters into interest rate protection agreements (the "Protection Agreements"), with parties whose credit ratings are generally "AAA", to limit the Company's exposure should interest rates rise above specified levels. The Protection Agreements are held for purposes other than trading. Related costs are amortized over the lives of the underlying debt agreements and such amortization is included in amortization expense. The remaining unamortized cost of the Protection Agreements is included as "Interest rate protection agreements and loan costs" on the balance sheet.

         Cash and Cash Equivalents:

                  Cash and cash equivalents include all cash and liquid investments with an initial maturity of three months or less.

         Income Taxes:

                  The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Company generally will not be subject to federal income taxation at the corporate level to the extent it distributes annually at least 95% of its REIT taxable income, as defined in the Code, to its stockholders and satisfies certain other requirements. Accordingly, no provision has been made for federal income taxes in the accompanying consolidated financial statements.

                  In connection with the Initial Offering, the tax basis of the Predecessor Partnership Properties transferred to the Company has been recorded based upon the value of the consideration paid by the Company. Accordingly, the tax basis of the real estate assets exceeds the book basis by approximately $10.0 million.

         Real Estate Market Concentration Risk

                  The Company owns and acquires properties nationally and believes that operating a national portfolio of real estate reduces the risk of exposure to economic downturns in any one market. Within the current national operating strategy, TriNet believes its acquisition efforts are focused on markets with growing employment, increasing real estate occupancy rates and rising rents.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



         Concentration of Credit Risk:

                  Management of the Company performs ongoing credit evaluations of the tenants and may require tenants to provide some form of credit support such as corporate guarantees. Although the Company's properties are geographically diverse and the tenants operate in a variety of industries, to the extent TriNet has a significant concentration of rental revenues from any single tenant, the inability of that tenant to make its lease payments could have an adverse effect on the Company. As of December 31, 1996, the Company's five largest tenants collectively accounted for approximately 31% of the Company's annualized rental income. The Company's largest single tenant accounted for approximately 8% of the Company's annualized rental income.

         Accounting for Stock-based Compensation:

                    The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its plans.

         Earnings Per Share:

                    The computation of earnings per share is based on the weighted average number of outstanding common shares during the period. For the purpose of these calculations, earnings are reduced by the preferred stock dividend requirement.

         Reclassification:

                  Certain prior year amounts have been reclassified in the consolidated financial statements and the related notes to conform to the 1996 presentation.

     3.   REAL ESTATE:

                  In April 1996, a wholly owned subsidiary of the Company sold a retail property located in Denham Springs, Louisiana for a sale price of $1.3 million, resulting in an insignificant gain. In June 1996, a wholly owned subsidiary of the Company sold an office building located in Largo, Florida for a sale price of $11.0 million, resulting in a gain of approximately $650,000. In November 1996, a wholly owned subsidiary of the Company sold 34 retail properties for a sale price of $24.8 million, resulting in a gain of approximately $6.2 million.

                  In December 1996, a wholly owned subsidiary of the Company received a $30.0 million cash settlement from MacFrugal's Bargains Close-Outs, Inc., as compensation for the destruction of its New Orleans warehouse/distribution property which was destroyed by fire in March 1996. The proceeds from this disposal are comprised of approximately $26.2 million as casualty proceeds, $3.5 million as a lease termination fee and approximately $300,000 as a settlement structuring fee. In addition, the Company recognized an extraordinary gain of approximately $3.2 million on this transaction. Approximately $20.0 million of the proceeds were used to paydown a mortgage loan (see Note 8), resulting in a $1.0 million extraordinary charge.

                  The Company has implemented a strategy of reducing its ownership in retail properties as demonstrated by the sale of the 34 retail properties in November 1996, which resulted in a gain of approximately $6.2 million as discussed above. One of the Company's five largest tenants, Schwegmann Giant Super Markets ("Schwegmann"), is experiencing financial difficulties due to an increasingly competitive grocery retailing environment. The Company owns four properties leased to Schwegmann, which represented approximately 5% of annualized rental revenues as of December 31, 1996. In consideration of the Company's focus on decreasing its retail property holdings and in response to Schwegmann's deteriorating financial condition, the Company recorded a provision for portfolio repositioning as of December 31, 1996 in the amount of $6.8 million, and reduced the depreciable basis of the retail properties and related deferred rent receivable. Schwegmann recently curtailed operations at two of the Properties as a cost savings measure, and is working with the Company to explore possible sale or subleasing options for these Properties to alternative retail users. While to date Schwegmann has met its rental obligations to the Company, there can be no assurance of timely or continued payments in the future. To the extent that Schwegmann is unable, because of its financial condition, to make required lease payments to the Company or seeks protection under bankruptcy laws, there can be no assurance that the Company's provision of $6.8 million will be adequate. In addition, if Schwegmann were to seek such protection, there can be no assurance that all or any of the Company's leases with Schwegmann would be assumed.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



4.        INVESTMENT IN REAL ESTATE JOINT VENTURE:

                  In June 1996, the Company contributed $6.1 million in cash in exchange for a 44.7% sole general partner interest in TriNet Sunnyvale Partners, L.P. (the "Partnership"). The Partnership owns a four-building office campus in Sunnyvale, California, subject to a $17.0 million non-recourse first mortgage. Interest on the mortgage is due monthly at the London Interbank Offered Rate ("LIBOR") plus 2.00%, with the principal balance due on April 1, 1998. The Company accounts for its partnership investment under the equity method. Commencing in June 1998, the limited partners have the option to convert their interest into 258,894 shares of the Company's common stock.

                  The following table represents the condensed balance sheet of the Partnership as of December 31, (in thousands):

                                          1996                                             1996
                                         -------                                          -------
         Assets:                                     Liabilities and partners' equity:
         Real estate, net                $31,135     Mortgages payable                    $17,000
         Other assets                        842     Other Liabilities                        471
                                                     Partner's equity                      14,506
                                         -------                                          -------
                                         $31,977                                          $31,977
                                         =======                                          =======

                  The following table summarizes the operating results of the Partnership for the period from June 26, 1996 through December 31, 1996 (in thousands):

         Revenues                        $ 2,058
         Property operating costs           (298)
         Mortgage interest                  (671)
         Depreciation and amortization      (279)
                                         -------
         Net income                      $   810
                                         =======

5.       RESTRICTED CASH AND INVESTMENTS:



                  Restricted cash and investments consists of the following (in thousands):

                                                           December 31,
                                                        -----------------
                                                         1996       1995
                                                        ------     ------
         Restricted cash, held in trust                 $4,759     $ 4,085
         U.S. Treasury securities, held in trust            --       8,157
                                                        ------     -------
                                                        $4,759     $12,242
                                                        ======     =======

                  Under the terms of the 1994 Mortgage Loan (Note 8), the Company is required to maintain restricted cash as a reserve for debt service and leasing cost obligations.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



                  In connection with the extinguishment of the 1993 Mortgage Loan (Note 8), the Company placed U.S. Treasury securities with a trustee as substitute collateral. In June 1996, the proceeds from the redemption of such securities were released to the Company.

6.       INTEREST RATE PROTECTION AGREEMENTS AND LOAN COSTS:

                  The following table summarizes the costs and accumulated amortization associated with interest rate protection agreements and loan costs (in thousands):

                                                 December 31,
                                              ----------------
                                                1996     1995
                                              -------   -------
         Loan origination costs               $ 8,285   $ 8,420
         Protection agreement costs             9,845     9,845
                                              -------   -------
                                               18,130    18,265
         Accumulated amortization              (4,260)   (1,953)
                                              -------   -------
         Loan origination costs and
           protection agreement costs, net    $13,870   $16,312
                                              =======   =======

                  Loan origination cost amortization for the years ended December 31, 1996, 1995 and 1994 was approximately $1.9 million, $2.1 million and $1.7 million, respectively. Protection agreement cost amortization expense for the years ended December 31, 1996, 1995 and 1994 was approximately $985,000, $1.5 million and $816,000, respectively. The fair value of the interest rate protection agreements, based on estimated market prices, approximated $5.7 million as of December 31, 1996.



7.       OTHER ASSETS, NET:

                  Accumulated amortization related to other assets aggregated approximately $452,000 and $252,000 at December 31, 1996 and 1995, respectively.



8.       DEBT:



              Debt consists of the following (in thousands):

                                            Balance as of December 31,
                                            --------------------------      Interest Rate as of      Maturity
                    Loan                       1996            1995          December 31, 1996         Date
            --------------------            ----------      ----------      -------------------     ----------
            Acquisition Facility            $102,200        $ 77,000           LIBOR + 1.20%        10/08/1999
            7.30% Notes due 2001             100,000              --               7.30%             5/15/2001
            1994 Mortgage Loan                55,013         110,000           LIBOR + 1.00%        12/01/2004
            7.95% Notes due 2006              50,000              --               7.95%             5/15/2006
            Other Mortgage Loans                  --          57,750                --                  --
                                            --------        --------
                                             307,213         244,750
            Less debt discount                  (282)             --
                                            --------        --------
                                            $306,931        $244,750
                                            ========        ========

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



                  ACQUISITION FACILITY. In October 1995, the Company entered into a $200.0 million acquisition facility (the "Acquisition Facility"), a revolving credit facility to be used for real estate acquisitions and for general working capital purposes. Borrowings under the Acquisition Facility bear interest, at the Company's discretion, at either i) applicable LIBOR plus 1.20% or ii) prime plus .50%, subject to the Interest Rate Swap discussed elsewhere. On October 15, 1996, the Company amended certain terms of the Acquisition Facility. The Company obtained a reduction of 30 basis points on its current LIBOR borrowings cost from LIBOR plus 1.50% to LIBOR plus 1.20%. The commitment fee was reduced from 25 basis points to 20 basis points. In addition, the expiration date of the facility was extended two years and will mature in October 1999. All of the available commitment under the facility may be borrowed for general corporate and working capital needs, as well as for the acquisition of real estate. The revised terms were effective September 30, 1996. The Acquisition Facility requires monthly interest-only payments until maturity in October 1999 at which time outstanding borrowings are due and payable. In addition, the Company pays a quarterly commitment fee in arrears equal to .20% annually of the unused loan commitment. Borrowings under the Acquisition Facility are unsecured. The Acquisition Facility is subject to certain restrictive covenants including limitations on additional borrowings based on the value of real estate assets, minimum debt service and fixed charges coverage, minimum net worth levels and maximum leverage.

                  Borrowings under the Acquisition Facility were used to extinguish $50.0 million and $62.6 million outstanding under a mortgage loan and the Company's previous acquisition facility, respectively. In connection with the early extinguishment of the these loans, the Company incurred fees of $3.7 million and wrote-off related unamortized loan costs of $5.9 million resulting in an extraordinary charge of $9.6 million for the year ended December 31, 1995.

                  2001 NOTES AND 2006 NOTES. On May 22, 1996 the Company completed a public offering of $100.0 million of its 7.30% Notes due 2001 (the "2001 Notes") and $50.0 million of its 7.95% Notes due 2006 (the "2006 Notes" and, together with the 2001 Notes, the "Notes"). The 2001 Notes were sold at a price of 99.764% of the face value, and the 2006 Notes were sold at a price of 99.853% of the face value resulting in proceeds (net of the price discount, underwriters' discount and issuance costs) of approximately $147.8 million. The Notes are senior unsecured obligations of the Company and rank equally with the Company's other unsecured and unsubordinated indebtedness. Subject to certain conditions, the Notes are redeemable at any time at the option of the Company. Interest on the Notes is paid semi-annually in arrears. The discounts on the Notes are being amortized using the effective interest method over the respective lives of the Notes.

                  1994 MORTGAGE LOAN. In December 1994, a subsidiary entered into a $110.0 million mortgage loan(the "1994 Mortgage Loan"). The
         1994 Mortgage Loan bears interest at a variable rate equal to the 30-day LIBOR plus 1.00% subject to the Interest Rate Swap discussed elsewhere. The 1994 Mortgage Loan requires monthly interest-only payments until maturity in December 2004 at which time outstanding principal is due and payable. The 1994 Mortgage Loan was assigned to a trust intended to qualify as a real estate mortgage investment conduit, and the trust issued commercial mortgage pass-through certificates in the aggregate amount of $110.0 million, secured by certain real estate assets.

                  On July 1, 1996, the Company prepaid $35.0 million of the 1994 Mortgage Loan, which reduced the interest rate from LIBOR plus 1.25% to LIBOR plus 1.00%. Additionally, this prepayment resulted in an extraordinary charge of approximately $1.2 million, the majority of which was non-cash. On December 13, 1996, the Company prepaid approximately $20.0 million of the 1994 Mortgage Loan as a result of the settlement of the casualty loss that arose from the fire that destroyed the 1.2 million square foot warehouse/distribution property located in New Orleans, Louisiana. Additionally, this prepayment resulted in an extraordinary charge of $1.0 million of which $627,000 was non-cash.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



                  OTHER MORTGAGE LOANS. During 1995, in connection with the acquisition of two properties, the Company entered into other mortgage loans of $29.3 million and $28.5 million. These loans were repaid during 1996 with proceeds from the Notes offering and draws on the Acquisition Facility.

                  INTEREST RATE SWAP. Effective October 1, 1995, the Company entered into an interest rate swap agreement (the "Interest Rate Swap") with a financial institution which, together with certain existing interest rate cap agreements, effectively fixes the interest rate on $110.0 million of the Company's LIBOR based borrowings at 5.58% plus the applicable margin. The notional amount of indebtedness covered by the Interest Rate Swap varies over time and was $110.0 million through May 1996, and will be $160.0 million from June 1996 through December 1997, $125.0 million from January 1998 through May 1998 and $75.0 million from June 1998 through November 2004. The actual borrowing cost to the Company with respect to indebtedness covered by the Interest Rate Swap will depend upon the applicable margin over LIBOR for such indebtedness, which will be determined by the terms of the relevant debt instruments. Currently, it is expected that the margin will range from 1.00% to 1.20%, which will provide for an all-in annual interest rate range from 6.58% to 7.33%.

                  The average effective interest rate, including the effect of the Interest Rate Swap and other Protection Agreements, on the Company's variable-rate borrowings was 7.27%, 7.35% and 6.59% for the years ended December 31, 1996, 1995 and 1994, respectively. Based on the borrowing rates currently available to the Company for borrowings with similar terms and maturities, the carrying value of the Company's mortgage notes payable approximates fair value.

                  Future maturities of outstanding debt are as follows (in thousands):

                        1997            $     --
                        1998                  --
                        1999             102,200
                        2000                  --
                        2001             100,000
                  Thereafter             105,013
                                        --------
                                        $307,213
                                        ========

9.       COMMITMENTS AND CONTINGENCIES:



                  From time to time the Company is subject to routine litigation incidental to its business. The Company believes that the results of any pending legal proceedings will not have a materially adverse effect on the Company's financial condition.

                  As of January 24, 1997, the Company had entered into an aggregate of approximately $61.0 million of contracts with third party developers to acquire four separate properties currently under construction. The acquisition of these properties is subject to the completion of construction, occupancy of the premises by the tenants (pursuant to leases that have already been executed by the parties) and satisfaction of certain conditions. Completion of construction is expected during the second and fourth quarters of 1997. In connection with two of these acquisitions, the Company has issued letters of credit as earnest money for a combined total of approximately $1.8 million. In addition, two existing tenants have the option to require the Company to construct approximately 174,000 total square feet of additional adjacent space.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------


10.    DIVIDENDS:

                  As described in Note 2, the Company qualifies for federal income tax purposes as a REIT. The following summarizes the tax components of common dividends declared in 1996, 1995 and 1994:

                                1996    1995    1994
                                ----    ----    ----
         Per Common Share:
           Ordinary income      $1.27   $1.47   $1.78
           Capital gain          0.10     --      --
           Return of capital     1.12    0.98    0.60
                                -----   -----   -----
           Total                $2.49   $2.45   $2.38
                                =====   =====   =====

                  100% of the dividends declared on the Series A Preferred Stock and the Series B Preferred Stock for the period ended December 31, 1996 represented ordinary income for income tax purposes.



11.    STOCK OPTION PLANS AND EMPLOYEE BENEFITS:



                  The Company has established the 1993 Stock Incentive Plan (the "1993 Stock Plan") for the purpose of encouraging and enabling the Company's officers, employees and directors to acquire a proprietary interest in the Company. The 1993 Stock Plan provides for administration by the Compensation Committee (the "Committee") of the Board of Directors. A maximum of 500,000 common shares have been reserved for issuance under the 1993 Stock Plan. The 1993 Stock Plan authorized (i) the grant of stock options that qualify as incentive stock options ("ISOs") under Section 422 of the Code, (ii) the grant of stock options that do not so qualify and (iii) grants of shares contingent upon the attainment of performance goals or subject to other restrictions. Options granted under the 1993 Stock Plan vest ratably over four years for employees and after one year for non-employee directors.

                  In addition, in connection with the Initial Offering, options were granted separately from the 1993 Stock Plan to executive officers to purchase an aggregate of 290,000 shares at the Initial Offering price of $24.25 per share. Options granted in connection with the Initial Offering vested ratably over three years.

                  During 1995, the Company adopted the 1995 Stock Incentive Plan (the "1995 Stock Plan"). The 1995 Stock Plan provides for the issuance of, or grant of options to purchase, up to 1,000,000 shares of Common Stock. Options under the 1995 Stock Plan may be ISOs or nonqualified options. Options granted to date under the 1995 Stock Plan vest ratably over four years for employees and after one year for non-employee directors.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



                    Changes during 1994, 1995 and 1996 in options outstanding for the combined plans were as follows:


                                 Number of Shares
                        -----------------------------------   Average Option
                         Employees   Non-employee Directors   Price Per Share
                        -----------  ----------------------   ---------------
Options Outstanding
  December 31, 1993        290,000          24,000                $24.28
Granted, 1994              200,000          24,000                $30.81
Exercised, 1994            (11,667)             --                $24.25
                        ----------         -------
Options Outstanding
  December 31, 1994        478,333          48,000                $27.06
Granted, 1995              266,000          30,000                $27.81
Exercised, 1995                 --              --
                        ----------         -------
Options Outstanding
  December 31, 1995        744,333          78,000                $27.33
Granted, 1996              260,000          30,000                $28.46
Exercised, 1996           (119,000)         (6,000)               $25.72
Canceled, 1996             (63,500)             --                $28.73
                        ----------         -------
Options Outstanding
  December 31, 1996        821,833         102,000                $27.81
                        ==========         =======

                    The following table summarizes information concerning currently outstanding and exercisable options:

                          Options Outstanding                                      Options Exercisable
---------------------------------------------------------------------------    ---------------------------
                                           Weighted Average     Weighted                       Weighted
                   Number Outstanding          Remaining         Average         Number         Average
Exercise Price   as of December 31, 1996   Contractual Life   Exercise Price   Exercisable   Exercise Price
--------------   -----------------------   ----------------   --------------   -----------   --------------
   $24.25                193,333                 6.42            $24.25          193,333        $24.25
   $24.63                 18,000                 6.50            $24.63           18,000        $24.63
   $27.75                208,500                 8.00            $27.75           73,500        $27.75
   $28.25                248,000                 8.96            $28.25             --            --
   $28.38                 30,000                 8.76            $28.38            7,500        $28.38
   $29.00                 12,000                 9.49            $29.00             --            --
   $30.00                 30,000                 9.41            $30.00             --            --
   $30.25                 24,000                 7.44            $30.25           24,000        $30.25
   $30.88                160,000                 7.42            $30.88           80,000        $30.88
   ------                -------                 ----            ------          -------        ------
                         923,833                 7.87            $27.81          396,333        $26.69
                         =======                 ====            ======          =======        ======

                  At December 31, 1996, 63,500 common shares were available for future grant of options or awards under the 1993 Stock Plan, and 666,000 common shares were available for future grant of options or awards under the 1995 Stock Plan.

                  The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its plans. Accordingly, no compensation expense has been recognized for its stock-based compensation plans. Had compensation cost for the Company's stock

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------




         options plans been determined based upon the fair value at the grant date for awards under these plans consistent with the methodology prescribed under Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, the Company's net income and earnings per share would have been reduced by approximately $370,000 or $.03 per share for the year ended December 31, 1996, and approximately $150,000 or $.01 per share for the year ended December 31, 1995. The fair value of the options granted during 1996 is estimated as $3.13 per share on the date of grant using the Black-Scholes option pricing model with the following assumptions: dividend yield of 7.21%, volatility of 21%, risk-free interest rates of 5.18% to 5.77%, actual forfeitures, and an expected life of approximately 5 years. The fair value of the options granted during 1995 is estimated as $2.94 per share on the date of grant using the Black-Scholes option pricing model with the following assumptions: dividend yield of 7.21%, volatility of 21%, risk-free interest rates of 5.18% to 5.77%, actual forfeitures, and an expected life of approximately 5 years.

                  Effective January 1, 1994, the Company implemented the TriNet Corporate Realty Trust, Inc. Savings and Retirement Plan (the "401(k) Plan"), which is a voluntary, defined contribution plan. All employees are eligible to participate in the 401(k) Plan following completion of six months of continuous service with the Company. Each participant may contribute on a pretax basis between 2% and 10% of such participant's compensation. At the discretion of the Board of Directors, the Company may make matching contributions on the participant's behalf, up to 50% of the participant's annual contribution. The Company made contributions of approximately $67,000, $50,000 and $29,000 to the plan for the years ended December 31, 1996, 1995 and 1994, respectively.

12.      OPERATING LEASES:



                  The properties are leased to tenants under net operating leases with initial term expiration dates ranging from 1997 to 2018. Future rentals under non-cancelable operating leases, excluding tenant reimbursements of expenses, in effect at December 31, 1996, are approximately as follows (in thousands):

                        Year                    Amount
                     ----------                --------
                           1997                $ 79,335
                           1998                  80,304
                           1999                  80,437
                           2000                  75,697
                           2001                  67,546
                     Thereafter                 418,736
                                               --------
                                               $802,055
                                               ========

                  No single tenant represented more than 10% of rental revenues received for the year ended December 31, 1996.

13.       DEPRECIATION:

                  Depreciation expense is summarized as follows (in thousands):

                                                   December 31,
                                        -----------------------------------
                                          1996          1995         1994
                                        -------       -------       -------
Real estate                             $13,293       $10,408        $6,470
Corporate furniture and equipment           186           138            61
                                        -------       -------        ------
                                        $13,479       $10,546        $6,531
                                        =======       =======        ======

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



14.      SUMMARIZED CONSOLIDATED QUARTERLY INFORMATION:  (UNAUDITED)



                                                                          Three Months Ended
                                                -----------------------------------------------------------------------
                                                December 31         September 30           June 30           March 31
                                                ------------        ------------        ------------       ------------
                                                                    (in thousands, except share data)
1996
----
Revenues                                        $     21,018        $     20,079        $     18,913       $     16,814
Income before extraordinary items               $      8,644        $      9,159        $      7,149       $      6,690
Extraordinary gain                              $      3,178        $         --        $         --       $         --
Extraordinary charge                            $     (1,026)       $     (1,165)       $         --       $         --
Net income                                      $     10,799        $      7,991        $      7,149       $      6,690
Earnings available to common shares             $      8,879        $      6,421        $      6,993       $      6,690
Extraordinary gain per share                    $       0.23        $         --        $         --       $         --
Extraordinary charge per share                  $      (0.08)       $      (0.08)       $         --       $         --
Earnings available per common share
     net of preferred dividend requirement      $       0.64        $       0.46        $       0.51       $       0.48
Weighted average number of
     common shares outstanding                    13,913,692          13,858,754          13,841,865         13,841,667

1995
----
Revenues                                        $     15,720        $     15,480        $     13,777       $     11,915
Net income before extraordinary charge          $      6,040        $      5,290        $      4,764       $      4,140
Extraordinary charge                            $     (9,561)       $         --        $         --       $         --
Net income (loss)                               $     (3,521)       $      5,290        $      4,764       $      4,140
Extraordinary charge per share                  $      (0.74)       $         --        $         --       $         --
Net income (loss) per share                     $       0.27        $       0.49        $       0.44       $       0.40
Weighted average number of
     common shares outstanding                    12,896,015          10,841,667          10,841,667         10,272,778



15.      PRO FORMA FINANCIAL INFORMATION: (UNAUDITED)



                  The pro forma financial information set forth below is presented as if the notes offerings, the Series A Preferred Stock and Series B Preferred Stock offerings, the acquisitions of real estate during 1995 and 1996, the dispositions of real estate during 1996, and the related refinancings of other mortgage loans had occurred on January 1, 1995. The calculation of pro forma common shares outstanding includes the shares issued in connection with the common offering that occurred in October 1995.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             -----------------------



                   The pro forma financial and operating data are not necessarily indicative of what the actual results of operations or financial position of the Company would have been nor do they purport to represent the results of operations or financial position for future periods. In addition, the pro forma financial and operating data do not include the effects of the gains on the sale of real estate and extraordinary items recognized in the Company's historical financial statements.



                                                Pro Forma               Pro Forma
                                                Year Ended              Year Ended
                                            December 31, 1996       December 31, 1995
                                            -----------------       -----------------
                                                (in thousands, except share data)

Revenues                                       $    86,802            $    86,802
Income from recurring operations               $    31,230(1)         $    37,423
Earnings available to common shares            $    23,553            $    29,746
Earnings available per common share            $      1.69            $      2.13
Common shares outstanding                       13,966,667             13,966,667

(1) Pro forma income from recurring operations for the year ended December 31, 1996 includes a provision for portfolio repositioning of $6.8 million.

                      TRINET CORPORATE REALTY TRUST, INC.

            SCHEDULE III -- REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1996
                                 (in thousands)



                                                                                Initial Cost
                                                                  -----------------------------------------          Costs
                                                                                                  Furniture       Capitalized
                                                                               Building and          and         Subsequent to
                Description                     Encumbrances      Land         Improvements       Fixtures        Acquisition
                -----------                     ------------      ----         ------------       ---------      -------------
UNISYS CORPORATION (3)
       1        70E Swedesford Rd ( W.T.)           $    -       $  393           $ 2,283          $  154           $     -
                Paoli, PA
       2        2476 Swedesford Rd ( C.T.)               -        3,027            17,598           1,184                 -
                Paoli, PA
       3        2611 Corporate W. Dr                 7,664        8,232            20,015               -                82
                Lisle, IL

SPX CORPORATION
       4        700 Terrace Point Dr.                    -          570             7,891             445                 -
                Muskegon, MI
       5        100 Terrace Plaza                        -          465             6,441             364                 -
                Muskegon, MI

REX STORES CORPORATION
       6        2875 Needmore Rd.                    2,496        1,184             5,407               -                 -
                Dayton, OH

UARCO INCORPORATED
       7        4000 South Racine Ave.                   -          184               998               -             1,924
                Chicago, IL

RALPHS GROCERY COMPANY
       8        2652 Long Beach Ave.                     -        7,293             8,914             853                 -
                Los Angeles, CA

ART LINE, INC.
       9        600 North Kilbourn                       -          268             2,353             124               391
                Chicago, IL

UNIVERSAL TECHNICAL INSTITUTE
      10        3002 North 27th Ave.                     -        1,621             3,226               -                10
                Phoenix, AZ

CATERAIR INTERNATIONAL CORPORATION
      11        50 Adrian Court                          -          742             2,112               -                 -
                Burlingame, CA
      12        370 Adrian Road                          -          451             1,282               -                 -
                Millbrae, CA

      13        3500 N.W. 24th Street                    -        1,855             5,280               -                 -
                Miami, FL
      14        3630 N.W. 25th Street                    -          981             2,791               -                 -
                Miami, FL
      15        4101 N.W. 25th Street                    -          848             2,414               -                 -
                Miami, FL
      16        221 West 79th St.                        -          245               698               -                 -
                Bloomington, MN
      17        1085 Bible Way                           -          151               430               -                 -
                Reno, NV
      18        18850 28th Avenue, South                 -          504             1,433               -                 -
                Seattle, WA

                                                                            Gross Amount at Close of Period
                                            Provision for   ----------------------------------------------------------------
                                              Portfolio                               Furniture and     Building
                Description                 Repositioning    Land         Buildings      Fixtures     Improvements    Total
                -----------                 -------------   ------        ---------   -------------   ------------   -------
UNISYS CORPORATION (3)
       1        70E Swedesford Rd ( W.T.)          $-       $  393         $ 2,283       $  154            $ -       $ 2,830
                Paoli, PA
       2        2476 Swedesford Rd ( C.T.)          -        3,027          17,598        1,184              -        21,809
                Paoli, PA
       3        2611 Corporate W. Dr                -        8,250          20,059            -             20        28,329
                Lisle, IL

SPX CORPORATION
       4        700 Terrace Point Dr.               -          570           7,891          445              -         8,906
                Muskegon, MI
       5        100 Terrace Plaza                   -          465           6,441          364              -         7,270
                Muskegon, MI

REX STORES CORPORATION
       6        2875 Needmore Rd.                   -        1,184           5,407            -              -         6,591
                Dayton, OH

UARCO INCORPORATED
       7        4000 South Racine Ave.              -          389           2,696            -             21         3,106
                Chicago, IL

RALPHS GROCERY COMPANY
       8        2652 Long Beach Ave.                -        7,293           8,914          853              -        17,060
                Los Angeles, CA

ART LINE, INC.
       9        600 North Kilbourn                  -          283           2,680          124             49         3,136
                Chicago, IL

UNIVERSAL TECHNICAL INSTITUTE
      10        3002 North 27th Ave.                -        1,621           3,226            -             10         4,857
                Phoenix, AZ

CATERAIR INTERNATIONAL CORPORATION
      11        50 Adrian Court                     -          742           2,112            -              -         2,854
                Burlingame, CA
      12        370 Adrian Road                     -          451           1,282            -              -         1,733
                Millbrae, CA

      13        3500 N.W. 24th Street               -        1,855           5,280            -              -         7,135
                Miami, FL
      14        3630 N.W. 25th Street               -          981           2,791            -              -         3,772
                Miami, FL
      15        4101 N.W. 25th Street               -          848           2,414            -              -         3,262
                Miami, FL
      16        221 West 79th St.                   -          245             698            -              -           943
                Bloomington, MN
      17        1085 Bible Way                      -          151             430            -              -           581
                Reno, NV
      18        18850 28th Avenue, South            -          504           1,433            -              -         1,937
                Seattle, WA

                                                                           Depreciable
                                                  Accumulated     Date         Life
                Description                      Depreciation   Acquired     (Years)
                -----------                      ------------   --------   -----------
UNISYS CORPORATION (3)
       1        70E Swedesford Rd ( W.T.)             $  706      1990         31.5
                Paoli, PA
       2        2476 Swedesford Rd ( C.T.)             5,440      1990         31.5
                Paoli, PA
       3        2611 Corporate W. Dr                   1,275      1994         40.0
                Lisle, IL

SPX CORPORATION
       4        700 Terrace Point Dr.                  2,240      1989         31.5
                Muskegon, MI
       5        100 Terrace Plaza                      1,829      1989         31.5
                Muskegon, MI

REX STORES CORPORATION
       6        2875 Needmore Rd.                        377      1994         40.0
                Dayton, OH

UARCO INCORPORATED
       7        4000 South Racine Ave.                   579      1989         31.5
                Chicago, IL

RALPHS GROCERY COMPANY
       8        2652 Long Beach Ave.                   2,599      1990         31.5
                Los Angeles, CA

ART LINE, INC.
       9        600 North Kilbourn                       750      1989         31.5
                Chicago, IL

UNIVERSAL TECHNICAL INSTITUTE
      10        3002 North 27th Ave.                     807      1989         31.5
                Phoenix, AZ

CATERAIR INTERNATIONAL CORPORATION
      11        50 Adrian Court                          187      1993         40.0
                Burlingame, CA
      12        370 Adrian Road                          113      1993         40.0
                Millbrae, CA

      13        3500 N.W. 24th Street                    467      1993         40.0
                Miami, FL
      14        3630 N.W. 25th Street                    247      1993         40.0
                Miami, FL
      15        4101 N.W. 25th Street                    214      1993         40.0
                Miami, FL
      16        221 West 79th St.                         62      1993         40.0
                Bloomington, MN
      17        1085 Bible Way                            38      1993         40.0
                Reno, NV
      18        18850 28th Avenue, South                 127      1993         40.0
                Seattle, WA

                      TRINET CORPORATE REALTY TRUST, INC.

            SCHEDULE III -- REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1996
                                 (in thousands)

                                                                              Initial Cost
                                                                 -----------------------------------------          Costs
                                                                                                 Furniture       Capitalized
                                                                              Building and          and         Subsequent to
                Description                     Encumbrances     Land         Improvements       Fixtures        Acquisition
                -----------                     ------------     -----        ------------       ---------      -------------
CATERAIR INTERNATIONAL CORPORATION
      19        2800 Collingswood Drive                  -          898             2,555               -                 -
                Orlando, FL
      20        45-10 19th Avenue                        -        1,093             3,109               -                 -
                Astoria, NY
      21        24-20 49th Street                        -          546             1,555               -                 -
                Astoria, NY
      22        8401 Escort Street                       -          377             1,074               -                 -
                Philadelphia, PA

SEARS LOGISTICS SERVICES
      23        4150 Lockbourne                      3,155          424             8,051               -                 8
                Industrial Parkway
                Columbus, OH

GATX LOGISTICS, INC.
      24        Steelway Blvd., North (A-F)              -          394             6,174               -               403
                Clay, NY
      25        Steelway Blvd., North (G)                -           84             1,326               -                41
                Clay, NY
      26        Steelway Blvd., North (H)                -           85             1,326               -                40
                Clay, NY
      27        Steelway Blvd.., South                   -          124             1,949               -               379
                Clay, NY
      28        Dunn Rd. at Paliotti Pkwy.           2,008          258             4,039               -                40
                Lyons, NY
      29        2900 McLane Drive                    2,008          344             5,396               -                89
                Lysander, NY

NORTHERN STATES POWER COMPANY
      30        3115 Center Point Drive              1,590        1,046             4,182               -                13
                Roseville, MN

PNC MORTGAGE CORPORATION OF AMERICA, INC.
      31        440 North Fairway Drive                  -        1,130            10,167               -                49
                Vernon Hills, IL

VOLKSWAGEN OF AMERICA, INC.
      32        450 Barclay Blvd.                    3,002        2,660             6,206               -                44
                Lincolnshire, IL
      33        500 South Seventh Ave.               3,803        3,370             7,863               -                56
                City of Industry, CA
      34        11650 Central Parkway                2,137        1,894             4,419               -                31
                Jacksonville, FL

LOCKHEED MARTIN AEROSPACE CORPORATION
      35        1260 Crossman Ave.                   3,084        1,287             7,903               -                 -
                Sunnyvale, CA

DELUXE CORPORATION
      36        1275 Red Fox Road                    2,056          684             5,061               -                 -
                Arden Hills, MN

                                                                             Gross Amount at Close of Period
                                          Provision for     ---------------------------------------------------------------
                                            Portfolio                            Furniture and      Building
                Description               Repositioning     Land    Buildings      Fixtures       Improvements        Total
                -----------                ------------     ----    ---------    -------------    ------------        -----
CATERAIR INTERNATIONAL CORPORATION
      19        2800 Collingswood Drive           -          898       2,555            -               -             3,453
                Orlando, FL
      20        45-10 19th Avenue                 -        1,093       3,109            -               -             4,202
                Astoria, NY
      21        24-20 49th Street                 -          546       1,555            -               -             2,101
                Astoria, NY
      22        8401 Escort Street                -          377       1,074            -               -             1,451
                Philadelphia, PA

SEARS LOGISTICS SERVICES
      23        4150 Lockbourne                   -          424       8,051            -               8             8,483
                Industrial Parkway
                Columbus, OH

GATX LOGISTICS, INC.
      24        Steelway Blvd., North (A-F)       -          395       6,192            -             384             6,971
                Clay, NY
      25        Steelway Blvd., North (G)         -           85       1,329            -              37             1,451
                Clay, NY
      26        Steelway Blvd., North (H)         -           85       1,329            -              37             1,451
                Clay, NY
      27        Steelway Blvd.., South            -          125       1,956            -             371             2,452
                Clay, NY
      28        Dunn Rd. at Paliotti Pkwy.        -          259       4,050            -              28             4,337
                Lyons, NY
      29        2900 McLane Drive                 -          345       5,412            -              72             5,829
                Lysander, NY

NORTHERN STATES POWER COMPANY
      30        3115 Center Point Drive           -        1,048       4,193            -               -             5,241
                Roseville, MN

PNC MORTGAGE CORPORATION OF AMERICA, INC.
      31        440 North Fairway Drive           -        1,135      10,211            -               -            11,346
                Vernon Hills, IL

VOLKSWAGEN OF AMERICA, INC.
      32        450 Barclay Blvd.                 -        2,673       6,237            -               -             8,910
                Lincolnshire, IL
      33        500 South Seventh Ave.            -        3,387       7,902            -               -            11,289
                City of Industry, CA
      34        11650 Central Parkway             -        1,903       4,441            -               -             6,344
                Jacksonville, FL

LOCKHEED MARTIN AEROSPACE CORPORATION
      35        1260 Crossman Ave.                -        1,287       7,903            -               -             9,190
                Sunnyvale, CA

DELUXE CORPORATION
      36        1275 Red Fox Road                 -          684       5,061            -               -             5,745
                Arden Hills, MN

                                                                              Depreciable
                                                    Accumulated       Date        Life
                Description                         Depreciation    Acquired     (Years)
                -----------                         ------------    --------  ------------
CATERAIR INTERNATIONAL CORPORATION
      19        2800 Collingswood Drive                  226          1993         40.0
                Orlando, FL
      20        45-10 19th Avenue                        275          1993         40.0
                Astoria, NY
      21        24-20 49th Street                        138          1993         40.0
                Astoria, NY
      22        8401 Escort Street                        95          1993         40.0
                Philadelphia, PA

SEARS LOGISTICS SERVICES
      23        4150 Lockbourne                          713          1993         40.0
                Industrial Parkway
                Columbus, OH

GATX LOGISTICS, INC.
      24        Steelway Blvd., North (A-F)              692          1993         40.0
                Clay, NY
      25        Steelway Blvd., North (G)                136          1993         40.0
                Clay, NY
      26        Steelway Blvd., North (H)                136          1993         40.0
                Clay, NY
      27        Steelway Blvd.., South                   246          1993         40.0
                Clay, NY
      28        Dunn Rd. at Paliotti Pkwy.               266          1993         40.0
                Lyons, NY
      29        2900 McLane Drive                        357          1993         40.0
                Lysander, NY

NORTHERN STATES POWER COMPANY
      30        3115 Center Point Drive                  327          1993         40.0
                Roseville, MN

PNC MORTGAGE CORPORATION OF AMERICA, INC.
      31        440 North Fairway Drive                  776          1993         40.0
                Vernon Hills, IL

VOLKSWAGEN OF AMERICA, INC.
      32        450 Barclay Blvd.                        474          1993         40.0
                Lincolnshire, IL
      33        500 South Seventh Ave.                   601          1993         40.0
                City of Industry, CA
      34        11650 Central Parkway                    338          1993         40.0
                Jacksonville, FL

LOCKHEED MARTIN AEROSPACE CORPORATION
      35        1260 Crossman Ave.                       535          1994         40.0
                Sunnyvale, CA

DELUXE CORPORATION
      36        1275 Red Fox Road                        301          1994         40.0
                Arden Hills, MN

                      TRINET CORPORATE REALTY TRUST, INC.

            SCHEDULE III -- REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1996
                                 (in thousands)


                                                                              Initial Cost
                                                                 -----------------------------------------          Costs
                                                                                                 Furniture       Capitalized
                                                                              Building and          and         Subsequent to
                Description                     Encumbrances      Land        Improvements       Fixtures        Acquisition
                -----------                     ------------     ------       ------------       ---------      -------------
MICROSOFT CORPORATION
      37        1321 Greenway                        1,647        1,473             4,620               -                11
                Irving, TX

AT&T CORPORATION
      38        7595 Baymeadows Way                  2,693        2,183             5,567               -                 -
                Jacksonville, FL

HOMESIDE LENDING, INC.
      39        7585 Baymeadows Way                  1,393        1,021             2,604               -                 -
                Jacksonville, FL

UNISON INDUSTRIES, L.P.
      40        7575 Baymeadows Way                  4,574        2,911             7,423               -                 1
                Jacksonville, FL

COMPAQ COMPUTER CORPORATION
      41        100 Donwick Dr.                          -        1,205             3,817               -               119
                Conroe, TX

NIKE, INC.
      42        8400 Winchester Rd.                  7,017        1,476            23,127               -                 -
                Memphis, TN

CIRRUS LOGIC, INC.
      43        46702 Bayside Parkway                1,381          603             4,239               -                 1
                Fremont, CA (#2)
      44        46831 Lakeview Blvd.                     -          979             7,179               -                 3
                Fremont, CA (#8)

CERTIFIED GROCERS OF CALIFORNIA, LTD.
      45        5200 East Sheila St.                 3,305        2,593             9,195               -                 -
                Commerce, CA

FIRST HEALTH STRATEGIES, INC.
      46        2610,2650,2691 S. Decker Lane            -        1,105            12,052               -                19
                West Valley City, UT

TRW, INC.
      47        3701 Doolittle Drive                     -        2,297             8,145               -                 -
                Redondo Beach, CA

DUNHAM'S ATHLEISURE CORPORATION
      48        2201 E. Loew Rd.                         -          181             5,861               -                 -
                Marion, IN 46952

AT&T CORPORATION
      49        Gatehall II / Gatehall Drive             -        4,885            49,390               -                 -
                Parsippany -Troy Hills, NJ

SCHWEGMANN GIANT SUPER MARKETS
      50        8000 Greenwell Springs Road              -        1,062             3,995               -                 -
                Baton Rouge, LA

      51        2424 Manhattan Blvd.                     -        2,971             8,456               -                 -
                Harvey, LA

                                                                             Gross Amount at Close of Period
                                                              ---------------------------------------------------------------
                                              Provision for
                                                Portfolio                           Furniture and      Building
                Description                   Repositioning   Land       Buildings     Fixtures       Improvements      Total
                -----------                   -------------   -----      ---------  -------------     ------------     ------
MICROSOFT CORPORATION
      37        1321 Greenway                          -      1,473         4,622         -               9             6,104
                Irving, TX

AT&T CORPORATION
      38        7595 Baymeadows Way                    -      2,183         5,567         -               -             7,750
                Jacksonville, FL

HOMESIDE LENDING, INC.
      39        7585 Baymeadows Way                    -      1,021         2,604         -               -             3,625
                Jacksonville, FL

UNISON INDUSTRIES, L.P.
      40        7575 Baymeadows Way                    -      2,911         7,424         -               -            10,335
                Jacksonville, FL

COMPAQ COMPUTER CORPORATION
      41        100 Donwick Dr.                        -      1,207         3,821         -             113             5,141
                Conroe, TX

NIKE, INC.
      42        8400 Winchester Rd.                    -      1,476        23,127         -               -            24,603
                Memphis, TN

CIRRUS LOGIC, INC.
      43        46702 Bayside Parkway                  -        604         4,239         -               -             4,843
                Fremont, CA (#2)
      44        46831 Lakeview Blvd.                   -        979         7,182         -               -             8,161
                Fremont, CA (#8)

CERTIFIED GROCERS OF CALIFORNIA, LTD.
      45        5200 East Sheila St.                   -      2,593         9,195         -               -            11,788
                Commerce, CA

FIRST HEALTH STRATEGIES, INC.
      46        2610,2650,2691 S. Decker Lane          -      1,107        12,069         -               -            13,176
                West Valley City, UT

TRW, INC.
      47        3701 Doolittle Drive                   -      2,297         8,145         -               -            10,442
                Redondo Beach, CA

DUNHAM'S ATHLEISURE CORPORATION
      48        2201 E. Loew Rd.                       -        181         5,861         -               -             6,042
                Marion, IN 46952

AT&T CORPORATION
      49        Gatehall II / Gatehall Drive           -      4,885        49,390         -               -            54,275
                Parsippany -Troy Hills, NJ

SCHWEGMANN GIANT SUPER MARKETS
      50        8000 Greenwell Springs Road       (1,517)     1,062         2,478         -               -             3,540
                Baton Rouge, LA

      51        2424 Manhattan Blvd.              (1,727)     2,971         6,729         -               -             9,700
                Harvey, LA

                                                                          Depreciable
                                                 Accumulated     Date         Life
                Description                     Depreciation   Acquired     (Years)
                -----------                     ------------   --------   -----------
MICROSOFT CORPORATION
      37        1321 Greenway                           275      1994         40.0
                Irving, TX

AT&T CORPORATION
      38        7595 Baymeadows Way                     331      1994         40.0
                Jacksonville, FL

HOMESIDE LENDING, INC.
      39        7585 Baymeadows Way                     155      1994         40.0
                Jacksonville, FL

UNISON INDUSTRIES, L.P.
      40        7575 Baymeadows Way                     441      1994         40.0
                Jacksonville, FL

COMPAQ COMPUTER CORPORATION
      41        100 Donwick Dr.                         223      1994         40.0
                Conroe, TX

NIKE, INC.
      42        8400 Winchester Rd.                   1,325      1994         40.0
                Memphis, TN

CIRRUS LOGIC, INC.
      43        46702 Bayside Parkway                   243      1994         40.0
                Fremont, CA (#2)
      44        46831 Lakeview Blvd.                    382      1994         40.0
                Fremont, CA (#8)

CERTIFIED GROCERS OF CALIFORNIA, LTD.
      45        5200 East Sheila St.                    469      1994         40.0
                Commerce, CA

FIRST HEALTH STRATEGIES, INC.
      46        2610,2650,2691 S. Decker Lane           616      1994         40.0
                West Valley City, UT

TRW, INC.
      47        3701 Doolittle Drive                    382      1995         40.0
                Redondo Beach, CA

DUNHAM'S ATHLEISURE CORPORATION
      48        2201 E. Loew Rd.                        262      1995         40.0
                Marion, IN 46952

AT&T CORPORATION
      49        Gatehall II / Gatehall Drive          2,109      1995         40.0
                Parsippany -Troy Hills, NJ

SCHWEGMANN GIANT SUPER MARKETS
      50        8000 Greenwell Springs Road             154      1995         40.0
                Baton Rouge, LA

      51        2424 Manhattan Blvd.                    326      1995         40.0
                Harvey, LA

                      TRINET CORPORATE REALTY TRUST, INC.

            SCHEDULE III -- REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1996
                                 (in thousands)

                                                                               Initial Cost
                                                                 -----------------------------------------          Costs
                                                                                                 Furniture       Capitalized
                                                                              Building and          and         Subsequent to
                Description                     Encumbrances      Land        Improvements       Fixtures        Acquisition
                -----------                     ------------     ------       ------------       ---------      -------------
      52        3900 Airline Highway                     -        4,369             7,767               -                 -
                Metairie, LA
      53        4500 Tchoupitoulas Street                -        3,609             7,006               -                26
                New Orleans, LA

KELLEY-CLARKE, INC.
      54        6300 Dumbarton Circle                    -          762             4,193               -                 3
                Fremont, CA

PEPSICO, INC.
      55        5015 South Water Circle                  -          244             3,643               -                 -
                Wichita, KS

TECH DATA CORPORATION
      56        3900 William Richardson Drive            -          205             6,792               -                 -
                South Bend, IN

PRIMERICA LIFE INSURANCE COMPANY
      57        3120 Breckinridge Blvd.                  -        1,367            11,948               -                 8
                Duluth, GA

ARROW ELECTRONICS, INC.
      58        3254 Fraser Street                       -          612             3,979               -                31
                Aurora, CO

FLUID SYSTEMS CORPORATION
      59        10054 Old Grove Road                     -        1,332             2,665               -                37
                San Diego, CA

NISSAN MOTOR ACCEPTANCE CORPORATION
      60        2901 Kinwest Parkway                     -        1,288             9,976               -                69
                Irving, TX

LEVER BROTHERS COMPANY
      61        3501 E. Terra Drive                      -        1,468            13,430               -                 -
                O'Fallon, MO

FEDERAL EXPRESS CORPORATION
      62        2003 - 2007 Corporate Avenue             -        2,590            23,807               -               123
                Memphis, TN

MJD INVESTMENTS, INC.
      63        500 Airline Drive                        -        2,437            18,207               -                 -
                Coppell, TX

FRESENIUS USA, INC.
      64        2637 Shadelands Drive                    -          609             6,255               -                 2
                Walnut Creek, CA

TERADYNE, INC.
      65        2625 Shadelands Drive                    -          423             4,347               -                 1
                Walnut Creek, CA

                                                                              Gross Amount at Close of Period
                                                               ----------------------------------------------------------------
                                              Provision for
                                                Portfolio                             Furniture and      Building
                Description                   Repositioning     Land      Buildings     Fixtures       Improvements      Total
                -----------                   -------------    ------     ---------   -------------    ------------     -------
      52        3900 Airline Highway             (2,683)        4,374        5,093          -               -             9,467
                Metairie, LA
      53        4500 Tchoupitoulas Street             -         3,618        7,023          -               -            10,641
                New Orleans, LA

KELLEY-CLARKE, INC.
      54        6300 Dumbarton Circle                 -           762        4,193          -               3             4,958
                Fremont, CA

PEPSICO, INC.
      55        5015 South Water Circle               -           244        3,643          -               -             3,887
                Wichita, KS

TECH DATA CORPORATION
      56        3900 William Richardson Drive         -           205        6,792          -               -             6,997
                South Bend, IN

PRIMERICA LIFE INSURANCE COMPANY
      57        3120 Breckinridge Blvd.               -         1,368       11,955          -               -            13,323
                Duluth, GA

ARROW ELECTRONICS, INC.
      58        3254 Fraser Street                    -           616        4,006          -               -             4,622
                Aurora, CO

FLUID SYSTEMS CORPORATION
      59        10054 Old Grove Road                  -         1,344        2,690          -               -             4,034
                San Diego, CA

NISSAN MOTOR ACCEPTANCE CORPORATION
      60        2901 Kinwest Parkway                  -         1,292       10,010          -              31            11,333
                Irving, TX

LEVER BROTHERS COMPANY
      61        3501 E. Terra Drive                   -         1,468       13,430          -               -            14,898
                O'Fallon, MO

FEDERAL EXPRESS CORPORATION
      62        2003 - 2007 Corporate Avenue          -         2,590       23,807          -             123            26,520
                Memphis, TN

MJD INVESTMENTS, INC.
      63        500 Airline Drive                     -         2,437       18,207          -               -            20,644
                Coppell, TX

FRESENIUS USA, INC.
      64        2637 Shadelands Drive                 -           609        6,255          -               2             6,866
                Walnut Creek, CA

TERADYNE, INC.
      65        2625 Shadelands Drive                 -           423        4,347          -               1             4,771
                Walnut Creek, CA

                                                                                        Depreciable
                                                              Accumulated     Date          Life
                Description                                  Depreciation   Acquired      (Years)
                -----------                                  ------------   --------    -----------
      52        3900 Airline Highway                               300          1995         40.0
                Metairie, LA
      53        4500 Tchoupitoulas Street                          271          1995         40.0
                New Orleans, LA

KELLEY-CLARKE, INC.
      54        6300 Dumbarton Circle                              162          1995         40.0
                Fremont, CA

PEPSICO, INC.
      55        5015 South Water Circle                            140          1995         40.0
                Wichita, KS

TECH DATA CORPORATION
      56        3900 William Richardson Drive                      234          1995         40.0
                South Bend, IN

PRIMERICA LIFE INSURANCE COMPANY
      57        3120 Breckinridge Blvd.                            361          1995         40.0
                Duluth, GA

ARROW ELECTRONICS, INC.
      58        3254 Fraser Street                                 113          1995         40.0
                Aurora, CO

FLUID SYSTEMS CORPORATION
      59        10054 Old Grove Road                                70          1995         40.0
                San Diego, CA

NISSAN MOTOR ACCEPTANCE CORPORATION
      60        2901 Kinwest Parkway                               261          1995         40.0
                Irving, TX

LEVER BROTHERS COMPANY
      61        3501 E. Terra Drive                                322          1996         40.0
                O'Fallon, MO

FEDERAL EXPRESS CORPORATION
      62        2003 - 2007 Corporate Avenue                       471          1996         40.0
                Memphis, TN

MJD INVESTMENTS, INC.
      63        500 Airline Drive                                  360          1996         40.0
                Coppell, TX

FRESENIUS USA, INC.
      64        2637 Shadelands Drive                              111          1996         40.0
                Walnut Creek, CA

TERADYNE, INC.
      65        2625 Shadelands Drive                               77          1996         40.0
                Walnut Creek, CA

                      TRINET CORPORATE REALTY TRUST, INC.

            SCHEDULE III -- REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1996
                                 (in thousands)

                                                                                Initial Cost
                                                                  ----------------------------------------         Costs
                                                                                                 Furniture       Capitalized
                                                                              Building and          and         Subsequent to
                Description                     Encumbrances     Land         Improvements       Fixtures        Acquisition
                -----------                     ------------    -------       ------------       ---------      -------------
LOCKHEED MARTIN CORPORATION
      66        935 First Avenue                         -        1,173             3,519               -                 -
                King of Prussia, PA

LAM RESEARCH CORPORATION
      67        1210 California Circle                   -        4,238             8,601               -                 -
                Milpitas, CA

BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN
      68        401 West Michigan Street                 -        1,945            14,430               -                 -
                Milwaukee, WI

NORTHERN TELECOM, INC.
      69        2021 Lakeside Boulevard                  -        1,226             5,643               -                 -
                Richardson, TX

OLYMPUS AMERICA, INC.
      70        Two Corporate Center Drive               -        5,216            25,377               -                 -
                Melville, NY

ADIDAS AMERICA, INC.
      71        5675 North Blackstock Road               -        1,009            17,406               -                 -
                Spartanburg, SC

FRONTIER CORPORATION
      72        12110 North Pecos Street                 -          293             3,356               -                 -
                Westminster, CO


PURE  ATRIA CORPORATION
      73        18880 Homestead Road                              6,067            14,447               -                 -
                Cupertino, CA

GALILEO INTERNATIONAL PARTNERSHIP
      74        6901 S. Havana Street                    -        3,102            15,697               -                 -
                Englewood, CO

LUCENT TECHNOLOGIES, INC.
      75        6162 S. Willow Drive                     -        1,514            14,413               -                 -
                Englewood, CO

                                                   -------     --------          --------          ------            ------
                TOTAL REAL ESTATE                  $55,013     $119,755          $576,495          $3,124            $4,054
                                                   =======     ========          ========          ======            ======

                                                                                Gross Amount at Close of Period
                                                              ----------------------------------------------------------------
                                            Provision for
                                              Portfolio                               Furniture and      Building
                Description                 Repositioning      Land      Buildings       Fixtures      Improvements     Total
                -----------                 -------------     ------     ---------    -------------    ------------   --------
LOCKHEED MARTIN CORPORATION
      66        935 First Avenue                    -          1,173        3,519          -                  -         4,692
                King of Prussia, PA

LAM RESEARCH CORPORATION
      67        1210 California Circle              -          4,238        8,601          -                  -        12,839
                Milpitas, CA

BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN
      68        401 West Michigan Street            -          1,945       14,430          -                  -        16,375
                Milwaukee, WI

NORTHERN TELECOM, INC.
      69        2021 Lakeside Boulevard             -          1,226        5,643          -                  -         6,869
                Richardson, TX

OLYMPUS AMERICA, INC.
      70        Two Corporate Center Drive          -          5,216       25,377          -                  -        30,593
                Melville, NY

ADIDAS AMERICA, INC.
      71        5675 North Blackstock Road          -          1,009       17,406          -                  -        18,415
                Spartanburg, SC

FRONTIER CORPORATION
      72        12110 North Pecos Street            -            293        3,356          -                  -         3,649
                Westminster, CO


PURE  ATRIA CORPORATION
      73        18880 Homestead Road                -          6,067       14,447          -                  -        20,514
                Cupertino, CA

GALILEO INTERNATIONAL PARTNERSHIP
      74        6901 S. Havana Street               -          3,102       15,697          -                  -        18,799
                Englewood, CO

LUCENT TECHNOLOGIES, INC.
      75        6162 S. Willow Drive                -          1,514       14,413          -                  -        15,927
                Englewood, CO

                                           -------          --------     --------     ------             ------      --------
                TOTAL REAL ESTATE          $(5,927)         $120,084     $572,988     $3,124             $1,321      $697,517
                                           =======          ========     ========     ======             ======      ========




                                                                            Depreciable
                                                  Accumulated     Date         Life
                Description                       Depreciation   Acquired     (Years)
                -----------                       ------------   --------   -----------
LOCKHEED MARTIN CORPORATION
      66        935 First Avenue                        48          1996         40.0
                King of Prussia, PA

LAM RESEARCH CORPORATION
      67        1210 California Circle                 116          1996         40.0
                Milpitas, CA

BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN
      68        401 West Michigan Street               195          1996         40.0
                Milwaukee, WI

NORTHERN TELECOM, INC.
      69        2021 Lakeside Boulevard                 41          1996         40.0
                Richardson, TX

OLYMPUS AMERICA, INC.
      70        Two Corporate Center Drive             185          1996         40.0
                Melville, NY

ADIDAS AMERICA, INC.
      71        5675 North Blackstock Road              91          1996         40.0
                Spartanburg, SC

FRONTIER CORPORATION
      72        12110 North Pecos Street                 3          1996         40.0
                Westminster, CO


PURE  ATRIA CORPORATION
      73        18880 Homestead Road                    15          1996         40.0
                Cupertino, CA

GALILEO INTERNATIONAL PARTNERSHIP
      74        6901 S. Havana Street                   16          1996         40.0
                Englewood, CO

LUCENT TECHNOLOGIES, INC.
      75        6162 S. Willow Drive                    15          1996         40.0
                Englewood, CO

                                                   -------
                TOTAL REAL ESTATE                  $36,360
                                                   =======

                      TRINET CORPORATE REALTY TRUST, INC.
                             NOTES TO SCHEDULE III
                               DECEMBER 31, 1996
                                 (in thousands)



1.  Reconciliation of Real Estate:
     The following table reconciles Real Estate from January 1, 1994 to December 31, 1996:

                                                                             1996              1995             1994
                                                                          ---------         ---------        ---------


Balance at January 1 .............................................        $ 538,717         $ 377,522        $ 221,477
Additions ........................................................          222,789           161,195          156,045
Dispositions .....................................................          (58,062)               --               --
Provision for portfolio repositioning ............................           (5,927)               --               --
                                                                          ---------         ---------        ---------

Balance at December 31 ...........................................        $ 697,517         $ 538,717        $ 377,522
                                                                          =========         =========        =========


2.  Reconciliation of Accumulated Depreciation:
     The following table reconciles Accumulated Depreciation from January 1, 1994 to December 31, 1996:

                                                                            1996              1995             1994
                                                                          ---------         ---------        ---------

Balance at January 1 .............................................        $  30,260         $  19,852        $  13,382
Additions ........................................................           13,293            10,408            6,470
Dispositions .....................................................           (7,193)               --               --
                                                                          ---------         ---------        ---------

Balance at December 31 ...........................................        $  36,360         $  30,260        $  19,852
                                                                          =========         =========        =========

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRINET CORPORATE REALTY TRUST, INC.



                                       By: /s/ A. William Stein
                                           --------------------------------
                                           A. William Stein
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Authorized Officer of the Registrant
                                           and Principal Financial Officer)



Dated:  February 4, 1997